SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 25, 2004
                                                         ----------------


                         Progenics Pharmaceuticals, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware             000-23143                 13-3379479
              --------             ---------                 ----------
    (State or other jurisdiction   (Commission            (IRS Employer
         of incorporation)         File Number)        Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York 10591
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                            --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Section 8 - Other Events

         Item 8.01         Other Events

         Announcement that the Board of Directors has elected current directors Kurt W. Briner and Paul F. Jacobson each to serve as non-executive Co-Chairman of the Board. They assume the chairmanship from Progenics' founder, Paul J. Maddon, M.D.,
         Ph.D., who maintains his positions as Chief Executive Officer, Chief Science Officer, and a Company director.


Section 9 - Financial Statements and Exhibits

         Item 9.01    Financial Statement and Exhibits

                  (c) the following exhibits are filed with this report

                      Exhibit Number      Description
                      99.1                Press release dated October 25, 2004
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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROGENICS PHARMACEUTICALS, INC.


                               By:  /s/ ROBERT A. MCKINNEY
                                    -----------------------------------------
                                        Robert A. McKinney
                                        Vice President, Finance & Operations


Date: October 25, 2004